Exhibit 10.4

AUTODESK, INC.

NONSTATUTORY STOCK OPTION PLAN

as amended through September 25, 2003

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees and Consultants, and

•	to promote the success of the Company’s business.

Nonstatutory Stock Options may be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal requirements relating to the administration of stock option plans and issuance of stock and stock options under U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options will be or are being granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the Common Stock of the Company.

(g) “Company” means Autodesk, Inc., a Delaware corporation.

(h) “Consultant” means any person, including an advisor, engaged by the Company or a parent, subsidiary or affiliate to render services. The term “Consultant” shall not include any person who is also an Officer or Director of the Company.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, except for Officers and Directors, employed by the Company or any parent, subsidiary or affiliate of the Company.

(l) “Fair Market Value” means, as of any date, the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on any established stock exchange or national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, for the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(m) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(n) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(o) “Option” means a stock option granted pursuant to the Plan. Options granted under the Plan are nonstatutory stock options.

(p) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(q) “Optioned Stock” means the Common Stock subject to an Option.

(r) “Optionee” means an Employee or Consultant who holds an outstanding Option.

(s) “Plan” means this Nonstatutory Stock Option Plan.

(t) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 16,900,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

4. Administration of the Plan.

(a) Administration. The Plan shall be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

(ii) to select the Consultants and Employees to whom Options may be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Option (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xi) to determine the terms and restrictions applicable to Options;

(xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Stock Options may be granted to Employees and Consultants.

6. Limitations. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

7. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect until terminated under Section 14 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Notice of Grant.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until either the completion of a service period or the achievement of performance criteria with respect to the Company or the Optionee.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised and, in the Company’s discretion, may be held in book form by the Company or in a brokerage account, as determined by the Administrator. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Employment or Consulting Relationship. In the event an Optionee ceases to be an Employee or Consultant, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Notwithstanding the above, in the event of an Optionee’s change in status from Consultant to Employee or Employee to Consultant, the Optionee’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

(c) Disability of Optionee. In the event an Optionee ceases to be an Employee or Consultant as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within twelve (12) months (or such other period of time as is determined by the Administrator) from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. In the event of the death of an Optionee, the Option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable and may be exercised at any time within twelve (12) months (or such other period of time as is determined by the Administrator) following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11. Non-Transferability of Options. Unless otherwise specified by the Administrator in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for all Options to vest and for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be vested and exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, or in the event that the successor corporation refuses to assume or substitute for the Option, the Option shall fully vest and the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested and exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding

Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Notice of Grant of Stock Options and Option Agreement	Autodesk, Inc. ID: 94-2819853 111 MC INNIS PARKWAY SAN RAFAEL, CA 94903 (415) 507-5000

NAME ADDRESS CITY ST ZIP	Grant Number: Plan: ID:

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions in the [Plan] and the [Plan] Stock Option Agreement, as follows:

Date of Grant:

Exercise Price Per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:

Expiration Date of Option:

Vesting Schedule: This Option may be exercised in whole or in part, in accordance with the following:

You and the Company agree that the options granted by this Notice are governed by the terms and conditions of the [Plan] as amended and the [Plan] Stock Option Agreement, all of which are made a part of this document and may be accessed by you or InfoSys. You acknowledge receipt of a copy of the [Plan] Stock Option Agreement and a copy of the [Plan], that you have read and are familiar with the terms and provisions of each, and accept this option grant subject to all of the terms and provisions contained in each document. By accepting below, you agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the [Plan].

    Autodesk, Inc.

Chairman of the Board, President and CEO

AUTODESK, INC.

STOCK OPTION AGREEMENT

Autodesk, Inc., a Delaware corporation (the “Company”), has granted to the optionee (the “Optionee”), named on the Notice of Grant of Stock Options (the “Notice of Grant”) which is attached hereto an option to purchase that number of shares of Common Stock (the “Shares”) set forth on the Notice of Grant at the price set forth on the Notice of Grant and in all respects subject to the terms, definitions and provisions of the Company’s stock option plan stated in the Notice of Grant (as applicable, the “Plan”), which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings in this Option Agreement.

1. Nature of Option. If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Otherwise, this Option is a nonstatutory stock option and will not qualify as an Incentive Stock Option.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions in Section 10 of the Plan as follows:

(i) Right to Exercise.

(a) Subject to subsections 2(i)(b) and (c) and Section 8 below, this Option shall vest over the period and at the rate set forth on the Notice of Grant.

(b) This Option may not be exercised for a fraction of a share.

(c) In the event of Optionee’s death, disability or other termination of employment or other service relationship, the exercisability of the Option is governed by Sections 6, 7, and 8 below.

(ii) Method of Exercise. This Option shall be exercisable by written or electronic notice (as determined by the Administrator), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holders’ investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such notice shall be properly completed and delivered in such manner as the Administrator may determine (including electronically). Payment of the exercise price may only be made in such manner as described in Section 4 below, and if appropriate, shall accompany the written notice. This Option shall be deemed to be exercised upon receipt by the Company (or its designated representative) of the exercise notice and completion of payment of the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may be listed.

3. Optionee’s Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form provided by the Company.

4. Method of Payment. Payment of the exercise price shall be by (i) cash, (ii) check, (iii) surrender of other shares of Common Stock of the Company, which either have been vested and owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and in either case have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised or (iv) delivery of a properly executed exercise notice together with irrevocable instructions to an agent of the Company to sell the Shares and promptly deliver to the Company that portion of the sale proceeds required to pay the exercise price (and any applicable withholding taxes).

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as an Employee. If Optionee ceases to serve as an Employee or, if this Option has been granted under the Company’s Nonstatutory Stock Option Plan, Consultant, he or she may, but only within three (3) months after the date of such cessation, exercise this Option to the extent that he or she was entitled to exercise it at the date of such cessation. To the extent that he or she was not entitled to exercise this Option as the date of such cessation, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if Optionee ceases to serve as an Employee or, if this Option has been granted under the Company’s Nonstatutory Stock Plan, Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such cessation, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such cessation. To the extent that he or she was not entitled to exercise this Option at the date of cessation, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of Optionee during the term of this Option and while an Employee or, if this Option has been granted under the Company’s Nonstatutory Stock Option Plan, Consultant, the Option shall become fully exercisable, including as to Shares for which it would not otherwise by exercisable and may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance.

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may be exercised only within the term set out on the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Tax Obligations.

(i) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii) Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after its date of grant (as provided in the Notice of Grant), or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

12. Entire Agreement; Governing Law. The Plan, this Option Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

13. No Guarantee of Employment. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR, IF THIS OPTION WAS GRANTED UNDER THE COMPANY’S NONSTATUTORY STOCK OPTION PLAN, CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S SERVICE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

AUTODESK, INC.

STOCK OPTION AGREEMENT

Version: Cashless Exercise

Autodesk, Inc., a Delaware corporation (the “Company”), has granted to the optionee (the “Optionee”), named on the Notice of Grant of Stock Options (the “Notice of Grant”), which is attached hereto, an option to purchase that number of shares of Common Stock (the “Shares”) set forth on the Notice of Grant at the price set forth on the Notice of Grant and in all respects subject to the terms, definitions and provisions of the Company’s stock option plan stated in the Notice of Grant (as applicable, the “Plan”), which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings in this Option Agreement.

1. Nature of Option. If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Otherwise, this Option is a nonstatutory stock option and will not qualify as an Incentive Stock Option.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions in Section 10 of the Plan as follows:

(i) Right to Exercise.

(a) Subject to subsections 2(i)(b) and (c) and Section 8 below, this Option shall vest over the period and at the rate set forth on the Notice of Grant.

(b) This Option may not be exercised for a fraction of a share.

(c) In the event of Optionee’s death, disability or other termination of employment or other service relationship, the exercisability of the Option is governed by Sections 6, 7, and 8 below.

(ii) Method of Exercise. This Option shall be exercisable by written or electronic notice (as determined by the Administrator), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such notice shall be properly completed and delivered in such manner as the Administrator may determine (including electronically). Payment of the exercise price may only be made in such manner as described in paragraph 4 below. This Option shall be deemed to be exercised upon receipt by the Company (or its designated representative) of the exercise notice and completion of payment of the exercise price.

In connection with the payment procedure described in paragraph 4 below, Optionee will be required to sell all of the Shares Optionee elects to exercise and will not be permitted to retain any of the exercised Shares.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may be listed.

3. Optionee’s Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form provided by the Company.

4. Method of Payment. Payment of the exercise price shall be made by delivery (including electronic delivery) of a properly completed exercise notice together with irrevocable instructions to an agent of the Company to sell all of the Shares pursuant to which the Option is being exercised and promptly deliver to the Company that portion of the sale proceeds required to pay the exercise price (and any applicable withholding taxes).

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as an Employee. If Optionee ceases to serve as an Employee or, if this Option has been granted under the Company’s Nonstatutory Stock Option Plan, Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant, exercise this Option to the extent that he or she was entitled to exercise it at the date of such cessation. To the extent that Optionee was not entitled to exercise this Option as the date of such cessation, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if Optionee ceases to be an Employee or, if this Option has been granted under the Company’s Nonstatutory Stock Option Plan, Consultant as a result of Optionee’s total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of cessation as an Employee or Consultant, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such cessation. To the extent that Optionee was not entitled to exercise the Option on the date of cessation, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

8. Death of Optionee. Notwithstanding the provisions of Section 6 above, in the event of the death of Optionee during the term of this Option and while Optionee is an Employee or, if this Option has been granted under the Company’s Nonstatutory Stock Option Plan, Consultant, the Option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable and may be exercised at any time within twelve (12) months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may be exercised only within the term set out on the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Tax Obligations.

(i) Withholding. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements as well as social security charges applicable to the Option exercise or the disposition of any Shares acquired upon exercise. In this regard, Optionee authorizes the Company (and/or the Parent or Subsidiary employing or retaining Optionee) to withhold all applicable taxes legally payable by Optionee from the Optionee’s wages or other cash compensation paid to Optionee by the Company (and/or the Parent or Subsidiary employing or retaining Optionee) or from proceeds from the sale of Shares acquired upon exercise of the Option in an amount sufficient to cover such tax obligations. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii) Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after its date of grant (as provided in the Notice of Grant), or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

(iii) Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee will consult with any tax advisors Optionee deems appropriate in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

12. Entire Agreement; Governing Law. The Plan, this Option Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

13. NO GUARANTEE OF SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR, IF THIS OPTION WAS GRANTED UNDER THE COMPANY’S NONSTATUTORY STOCK OPTION PLAN, CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES

HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S SERVICE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.